                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2001
                                                         ----------------


             Bombardier Capital Mortgage Securitization Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

        Vermont                333-40113                     03-0355080
--------------------------------------------------------------------------------
    (State or other           (Commission                  (IRS Employer
    jurisdiction of           File Number)              Identification No.)
    incorporation)


           1600 Mountain View Drive
                Colchester, VT                               05446
--------------------------------------------------------------------------------
     (Address of principal executive offices)               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (802) 654-7200


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)










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ITEM 2.           Acquisition or Disposition of Assets; General

                  On January 30, 2001, Bombardier Capital Mortgage Securitization Corporation issued its Senior/Subordinated Pass-Through Certificates, Series 2001-A, such series representing interests in a pool of fixed rate manufactured housing sales contracts deposited in the BCMSC Trust 2001-A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 25, 2001, as supplemented by the prospectus supplement dated January 25, 2001 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A Certificates. The Class M Certificates consist of the Class M-1 Certificates and Class M-2 Certificates. The Class B Certificates consist of the Class B-1 Certificates and the Class B-2 Certificates. The Class X Certificates consist of the Class X Certificates. The Class R Certificates consist of the Class R Certificates.

                  The Class M Certificates, the Class B Certificates, the Class X Certificates and the Class R Certificates are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class M-1 Certificates are subordinated to the Class A Certificates to the extent described in the Prospectus. The Class M-2 Certificates are subordinated to the Class A Certificates and the Class M-1 Certificates to the extent described in the Prospectus. The Class B-1 Certificates are subordinated to the Class A Certificates and the Class M Certificates to the extent described in the Prospectus.

ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------
        4.1                  Series 2001-A Pooling and Servicing Agreement,
                             dated as of January 1, 2001 among Bombardier
                             Capital Mortgage Securitization Corporation, as
                             Depositor, Bombardier Capital Inc., as Servicer and
                             Bank One, National Association, as Trustee.

        4.2                  Standard Terms to Pooling and Servicing
                             Agreement (January 2001 Edition).

        99                   Form of Underwriting Agreement.


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOMBARDIER CAPITAL MORTGAGE
                                       SECURITIZATION CORPORATION


Date: January 30, 2001


                                       By: /s/ Jean C. O'Neill
                                           _____________________________
                                       Name:  Jean C. O'Neill
                                       Title: Assistant General Counsel

                                INDEX TO EXHIBITS

Exhibit No.                        Description
----------                         ------------

       4.1                         Series 2001-A Pooling and Servicing
                                   Agreement, dated as of January 1, 2001 among Bombardier Capital Mortgage Securitization
                                   Corporation, as Depositor, Bombardier Capital
                                   Inc., as Servicer and Bank One, National
                                   Association, as Trustee.

       4.2                         Standard Terms to Pooling and Servicing
                                   Agreement (January 2001 Edition).

       99                          Form of Underwriting Agreement.







                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as.................................  'SS'